UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 5, 2024
Enhabit, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41406	47-2409192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of principal executive offices, including zip code)
(214) 239-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Enhabit, Inc. (the “Company”) appointed Collin McQuiddy as Senior Vice President and Chief Accounting Officer, effective August 5, 2024. Mr. McQuiddy will serve as the Company’s principal accounting officer.
Mr. McQuiddy, 47, has over 20 years of experience in public accounting as well as healthcare industry experience, including home health and hospice provider experience and managed care payor experience. Most recently, Mr. McQuiddy served as Senior Director of Finance for UnitedHealthcare of Louisiana, Inc. (a subsidiary of UnitedHealth Group, Inc.) from 2020 until 2024. Prior to that he served as Chief Accounting Officer of LHC Group, Inc., a national provider of in-home healthcare services and innovations, Senior Vice President and Chief Accounting Officer for Schumacher Clinical Partners, a national clinical practice management company, and Vice President of Finance of Louisiana Healthcare Connections (a subsidiary of Centene Corporation), a national operator of government-sponsored healthcare programs. Prior to his work with Louisiana Healthcare Connections, Mr. McQuiddy served in various financial, accounting and compliance roles of increasing responsibility with a number of private and public companies. Mr. McQuiddy began his career in public accounting at PricewaterhouseCoopers LLP.
Mr. McQuiddy does not have a direct or indirect material interest in any transaction with the Company that requires disclosure pursuant to Item 404(a) of Regulation S-K and there is no arrangement or understanding between Mr. McQuiddy and any other person pursuant to which Mr. McQuiddy was selected to serve as the Company’s Chief Accounting Officer. Mr. McQuiddy does not have any family relationship with any director or executive officer of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan C. Black
	Name:	Dylan C. Black
	Title:	General Counsel
Dated: August 8, 2024